EXHIBIT 32.2


              SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER


In connection with the Quarterly Report of P.A.M. Transportation Services, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2005, (the "Report") filed with the Securities and Exchange Commission, I, Larry J. Goddard, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 5, 2005

                                   By:  /s/ Larry J. Goddard
                                   -----------------------------------------
                                   Larry J. Goddard
                                   Vice President-Finance, Chief Financial
                                   Officer, Secretary and Treasurer
                                   (chief accounting and financial officer)

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